Exhibit 4.2


                              OFFICERS' CERTIFICATE

     Each of the undersigned officers of Burlington Resources Finance Company, an unlimited liability company organized and existing under the laws of Nova Scotia, Canada (the "Company"), in accordance with Sections 1.03 and 3.01 of the Indenture, dated as of February 12, 2001 between the Company and Citibank, N.A., as Trustee (the "Indenture"), does hereby certify as follows (capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Indenture):

     1. We have read the provisions of the Indenture pursuant to which the form and terms of the Securities (as defined below) have been established and the definitions contained in the Indenture relating thereto. We have also reviewed such other corporate documents and records, and made such examination or investigation, as each of us considers is necessary to enable us to express an informed opinion as to whether the covenants and conditions precedent to the establishment of the form and terms of the Securities and the authentication and delivery of the Securities by the Trustee have been or will be complied with, and in our opinion, all such covenants and conditions precedent have been complied with.

     2. The Company has registered under the Securities Act of 1933, as amended, and established one series of Securities under the Indenture, titled 5.60% Exchange Notes due December 1, 2006 (the "2006 Notes"), one series of Securities under the Indenture, titled 6.50% Exchange Notes due December 1, 2011 (the "2011 Notes"), and one series of Securities under the Indenture, titled 7.40% Exchange Notes due December 1, 2031 (the "2031 Notes" and, collectively with the 2006 Notes and the 2011 Notes, the "Securities"), which are represented by one or more certificates (each a "Global Certificate") registered in the name of The Depository Trust Company or its nominee ("DTC"), as depository for the Securities.

     3. On the date hereof, $ aggregate principal amount of the 2006 Notes, $ aggregate principal amount of the 2011 Notes and $ aggregate principal amount of the 2031 Notes will be issued. The Company shall be entitled to issue additional Securities (of each or all series) which have identical terms as any of the Securities issued on the date hereof, other than with respect to the date of issuance, to issue price and to the special mandatory redemption. Each of the series of Securities issued on the date hereof and any additional Securities of a particular series issued in the future shall be treated as a single class for all purposes of the Indenture. The Securities are not limited in aggregate principal amount.

     4. The principal amount of the 2006 Notes is payable on December 1, 2006, the principal amount of the 2011 Notes is payable on December 1, 2011 and the principal amount of the 2031 Notes is payable on December 1, 2031.

     5. The 2006 Notes shall bear interest at the rate of 5.60% per annum, beginning on November 16, 2001 or, if interest has been paid on the outstanding notes, from the most recent date to which interest has been paid, the 2011 Notes shall bear interest at the rate of 6.50% per annum, beginning on November 16, 2001 or, if interest has been paid on the outstanding notes, from the most recent date to which interest has been paid, and the 2031 Notes shall bear interest at the rate of 7.40% per annum, beginning on November 16, 2001 or, if interest has been paid on the outstanding notes, from the most recent date to which interest has been paid. Interest on the Securities will be computed on the basis of a 360-day year comprised of twelve 30-day months. Interest shall be payable semiannually on June 1 and December 1 in each year (each, an "Interest Payment Date"), commencing on the first Interest Pay-ment Date after the issue date of the Securities or, if interest has not been paid on the outstanding notes, on June 1, 2002, until payment of the principal sum has been made or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date or within 5 days thereafter will be paid to the person in whose name the Securities are registered at the close of business on May 15 or November 15, as the case may be, next preceding such Interest Payment Date.

     6. The principal of and the interest on the Securities shall be payable at the Company's office or agency maintained for such purpose in the Borough of Manhattan, the City of New York, which is currently Citibank, N.A., 111 Wall Street, New York, NY 10005, in immediately available (same day) funds to the registered holders of the Securities, which initially shall be DTC or its nominee; provided however, that at the option of the Company payment of interest may be made by check mailed to the address of the person entitled thereto as such address appears in the Securities Register.

     7. The Securities shall be subject to a Special Mandatory Redemption as more fully described in Exhibit A hereto. A failure by the Company to make a Special Mandatory Redemption when required to do so shall constitute an Event of Default under the Indenture. Since the Company complied with its obligation under the Special Mandatory Redemption, this provision no longer has any effect and the Company will not be required to redeem the Securities pursuant to this provision.

     8. Each series of the Securities may be redeemed at the option of the Company, in whole or in part, upon not less than 30 nor more than 60 days' notice to registered holders thereof. The Securities may be redeemed at a redemption price applicable to each series of Securities equal to the greater of
(a) 100% of the principal amount of such series plus accrued interest to the redemption date or (b) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in Exhibit A hereto) plus 25 basis points, plus accrued and unpaid interest on the principal amount of such series being redeemed to the redemption date.

     9. The Securities are not entitled to the benefit of any sinking fund.

     10. The Securities are subject to defeasance in accordance with Article Four of the Indenture.

     11. The form of the Global Securities shall be substantially as attached hereto as Exhibit A.

     12. Citibank, N.A. is hereby designated and appointed as Paying Agent and Securities Registrar with respect to the Securities.

     IN WITNESS WHEREOF, we have executed this certificate as of the th day of , 2002.

                       BURLINGTON RESOURCES FINANCE COMPANY


                       By:    _________________________________
                              Name: Daniel D. Hawk
                              Title: Vice President and Treasurer


                       By:    _________________________________
                              Name: Frederick J. Plaeger, II
                              Title: Vice President, General Counsel and
                                     Assistant Secretary

                       [Form of Security to be attached.]

                                                                       Exhibit A


     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED EITHER IN THE INDENTURE OR HEREIN AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY.

     UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY
NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

                                                                       Cusip No.


                      BURLINGTON RESOURCES FINANCE COMPANY
                                   5.60% NOTES
                              DUE DECEMBER 1, 2006


Rate of Interest                   Maturity Date            Original Issue Date
----------------                   -------------            -------------------
     5.60%                        December 1, 2006                       , 2002

No. 001                                                       $

     Burlington Resources Finance Company, an unlimited liability company organized and existing under the laws of Nova Scotia, Canada (herein called the "Company"), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $ on the Maturity Date shown above, and to pay interest thereon, at the annual rate of interest shown above, from the Original Issue Date shown above or from the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for, payable semiannually on June 1 and December 1 of each year and at maturity (an "Interest Payment Date"), commencing on the first such date after the Original Issue Date shown above. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date or within five days thereafter will, as provided in the Indenture, be paid to the person in whose name this Security is registered at the close of business on the Record Date for any such Interest Payment Date, which shall be the May 15 or November 15 next preceding the applicable Interest Payment Date (whether or not a Business Day). Any such interest not so punctually paid or duly provided for, and any interest payable on such defaulted interest (to the extent lawful), will forthwith cease to be payable to the Holder on such Record Date and shall be paid to the person in whose name this Security is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities not less than ten days prior to such special record date. Payment of the principal of (and premium, if any) and interest on this Security will be made at the office of the Trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, payment of any installment of interest may be made by check mailed to the address of the person entitled thereto as such ad-dress shall appear in the Securities Register or by wire transfer to an account maintained by the person entitled thereto as specified in the Securities Register, provided that such person shall have given the Trustee appropriate and timely written wire instructions.

     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

     IN WITNESS WHEREOF, Burlington Resources Finance Company has caused this instrument to be executed in its corporate name by the facsimile signature of its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.


                                  BURLINGTON RESOURCES FINANCE COMPANY

                         By:
                                ------------------------------------------------
                                Name:    Daniel D. Hawk
                                Title:   Vice President and Treasurer


ATTEST:


By:
       --------------------------------------------
       Name:    Anne Vaughan
       Title:   Assistant Secretary


DATED:                  , 2002

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


     This is one of the 5.60% Exchange Notes due December 1, 2006 issued pursuant to the within-mentioned Indenture.

                                   CITIBANK, N.A.,
                                   as Trustee

                          By:
                                 -----------------------------------------------
                                 Authorized Signatory
                                 Dated:

                      BURLINGTON RESOURCES FINANCE COMPANY
                                   5.60% NOTES
                              DUE DECEMBER 1, 2006


     This Security is one of a duly authorized issue of Securities of the Company (which term includes any successor Person under the Indenture herein referred to) designated as its 5.60% Exchange Notes due December 1, 2006, issued or to be issued pursuant to an Indenture, dated as of February 12, 2001 (the "Indenture"), between the Company and Citibank N.A., as Trustee (the "Trustee," which term includes any successor trustee under the Indenture). The Securities shall be fully and unconditionally guaranteed by Burlington Resources Inc., a Delaware corporation (the "Guarantor"), pursuant to a Guarantee Agreement dated as of February 12, 2001 by the Guarantor in favor of the holders of Securities. The terms of this Security include those stated in the Indenture and in the Officers' Certificate issued thereunder and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect on the date of the Indenture. Reference is hereby made to the Indenture and the applicable officers' certificate issued thereunder for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which the Securities are, and are to be, authenticated and delivered.

     The Securities are a series of Securities issued or to be issued by the Company under the Indenture, and this Series is unlimited in aggregate principal amount. As of the Original Issue Date, $ principal amount of Notes of this Series will be issued. The Indenture provides that the Securities of the Company referred to therein ("Securities"), may be issued in one or more Series, which different Series may be issued in such aggregate principal amounts and on such terms (including, but not limited to, terms relating to interest rate or rates, provisions for determining such interest rate or rates and adjustments thereto, maturity, redemption (optional and mandatory), covenants and Events of Default) as may be provided in the officers' certificates or supplemental indentures relating to the several Series.

     The notes which were exchanged for the Securities contained a special mandatory redemption provision which no longer has any effect and the Company will not be required to redeem the Securities pursuant to such provision.

     The Securities are subject to redemption upon not less than 30 nor more than 60 days notice by mail, in whole or in part, at the option of the Company at any time at a redemption price equal to the greater of (i) 100% of the principal amount of such Securities plus accrued and unpaid interest to the redemption date or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points plus accrued and unpaid interest thereon to the redemption date.

     "Treasury Rate" means, with respect to any redemption date, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate shall be calculated on the third Business Day preceding the redemption date.

     "Business Day" means any calendar day that is not a Saturday, Sunday or legal holiday in New York, New York and on which commercial banks are open for business in New York, New York.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term ("Remaining Life") of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

     "Comparable Treasury Price" means, with respect to any redemption date, (A) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations.

     "Independent Investment Banker" means Merrill Lynch, Pierce, Fenner & Smith Incorporated or if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee.

     "Reference Treasury Dealer" means (i) each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated and two other primary U.S. Government securities dealers in New York City (each, a "Primary Treasury Dealer") and their respective successors, provided, however, that if any of the foregoing shall cease to be a

Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer and (ii) any other Primary Treasury Dealer selected by the Company.

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such redemption date.

     If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture. The Indenture provides that the Trustee or Holders of at least 25% in principal amount of the Securities of the applicable series may declare the applicable series to be immediately due and payable. However, upon certain conditions such declarations may be annulled and past defaults may be waived.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities affected thereby, voting as a single class (which may include the Securities), at the time outstanding. The Indenture also contains provisions permitting the Company and the Trustee to amend certain provisions of the Indenture without the consent of the Holders of the Securities.

     No reference herein to the Indenture or the Officers' Certificate and no provision of this Note or of the Indenture or the Officers' Certificate shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places and rates, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Securities Register upon surrender of this Security for registration of transfer at the agency of the Company provided for that purpose duly endorsed by, or accompanied by a written instrument of transfer in substantially the form accompanying this Security duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations set forth therein and on the face of this Security, the Securities are ex-changeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer tax or similar governmental charge payable upon exchanges pursuant to the Indenture in which case such transfer taxes or similar governmental charges shall be paid by the Company).

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture or the Officers' Certificate shall have the meanings assigned to them therein.

     Customary abbreviations may be used in the name of a Security holder or any assignee, such as: TEN COM (= tenants in common), TEN ENT(= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (Uniform Gifts to Minors
Act).

     The Company will furnish to any Holder of record of a Security, upon written request, without charge, a copy of the Indenture. Requests may be made to: Vice President and Assistant Treasurer, Burlington Resources Finance Company, c/o Burlington Resources Canada Ltd., Suite 3700, 250-6th Avenue, S.W., Calgary, Alberta T2P 3H7, telephone: (403) 260-8000.

                                 ASSIGNMENT FORM


     If you the Holder want to assign this Security, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Security to:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Print or type name, address and zip code and social security or tax ID number of assignees)

and irrevocably appoint_________________________________________________________
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated:                               Signed:
      ------------------------------        ------------------------------------

                                            ------------------------------------
                                            (Sign exactly as name appears on the
                                            other side of the Security)

Signature Guarantee:
                    ------------------------------------------------------------

     NOTICE: Signature(s) must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                    GUARANTEE


     The undersigned Guarantor (capitalized terms used herein have the meanings given such terms in the Indenture referred to in the Security upon which this notation is endorsed) hereby unconditionally guarantees (such guarantee being referred to herein as the "Guarantee") the due and punctual payment of the principal of, premium, if any, and interest on the 5.60% Exchange Notes due December 1, 2006 (the "Securities") which this Guarantee accompanies, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal, premium and interest on the Securities, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee, all in accordance with the terms set forth in Article Two of the Guarantee Agreement.

     This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

     This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

     This Guarantee is subject to release upon the terms set forth in the Guarantee Agreement.

                                      BURLINGTON RESOURCES INC.

                             By:
                                    -------------------------------------------
                                    Name:
                                    Title:

                                                                       Exhibit A


     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED EITHER IN THE INDENTURE OR HEREIN AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY.

     UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY
NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

                                                                       Cusip No.


                      BURLINGTON RESOURCES FINANCE COMPANY
                                   6.50% NOTES
                              DUE DECEMBER 1, 2011


   Rate of Interest               Maturity Date           Original Issue Date
   ----------------               -------------           -------------------
        6.50%                    December 1, 2011                      , 2002

No. 001                                                     $

     Burlington Resources Finance Company, an unlimited liability company organized and existing under the laws of Nova Scotia, Canada (herein called the "Company"), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $ on the Maturity Date shown above, and to pay interest thereon, at the annual rate of interest shown above, from the Original Issue Date shown above or from the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for, payable semiannually on June 1 and December 1 of each year and at maturity (an "Interest Payment Date"), commencing on the first such date after the Original Issue Date shown above. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date or within five days thereafter will, as provided in the Indenture, be paid to the person in whose name this Security is registered at the close of business on the Record Date for any such Interest Payment Date, which shall be the May 15 or November 15 next preceding the applicable Interest Payment Date (whether or not a Business Day). Any such interest not so punctually paid or duly provided for, and any interest payable on such defaulted interest (to the extent lawful), will forthwith cease to be payable to the Holder on such Record Date and shall be paid to the person in whose name this Security is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities not less than ten days prior to such special record date. Payment of the principal of (and premium, if any) and interest on this Security will be made at the office of the Trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, payment of any installment of interest may be made by check mailed to the address of the person entitled thereto as such ad-dress shall appear in the Securities Register or by wire transfer to an account maintained by the person entitled thereto as specified in the Securities Register, provided that such person shall have given the Trustee appropriate and timely written wire instructions.

     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

     IN WITNESS WHEREOF, Burlington Resources Finance Company has caused this instrument to be executed in its corporate name by the facsimile signature of its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.


                                    BURLINGTON RESOURCES FINANCE COMPANY

                           By:
                                  ----------------------------------------------
                                  Name:    Daniel D. Hawk
                                  Title:   Vice President and Treasurer


ATTEST:


By:
       --------------------------------------------
       Name:    Anne Vaughan
       Title:   Assistant Secretary


DATED:                  , 2002

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


     This is one of the 6.50% Exchange Notes due December 1, 2011 issued pursuant to the within-mentioned Indenture.

                                   CITIBANK, N.A.,
                                   as Trustee

                          By:
                                 -----------------------------------------------
                                 Authorized Signatory
                                 Dated:

                      BURLINGTON RESOURCES FINANCE COMPANY
                                   6.50% NOTES
                              DUE DECEMBER 1, 2011


     This Security is one of a duly authorized issue of Securities of the Company (which term includes any successor Person under the Indenture herein referred to) designated as its 6.50% Exchange Notes due December 1, 2011, issued or to be issued pursuant to an Indenture, dated as of February 12, 2001 (the "Indenture"), between the Company and Citibank N.A., as Trustee (the "Trustee," which term includes any successor trustee under the Indenture). The Securities shall be fully and unconditionally guaranteed by Burlington Resources Inc., a Delaware corporation (the "Guarantor"), pursuant to a Guarantee Agreement dated as of February 12, 2001 by the Guarantor in favor of the holders of Securities. The terms of this Security include those stated in the Indenture and in the Officers' Certificate issued thereunder and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect on the date of the Indenture. Reference is hereby made to the Indenture and the applicable officers' certificate issued thereunder for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which the Securities are, and are to be, authenticated and delivered.

     The Securities are a series of Securities issued or to be issued by the Company under the Indenture, and this Series is unlimited in aggregate principal amount. As of the Original Issue Date, $ principal amount of Notes of this Series will be issued. The Indenture provides that the Securities of the Company referred to therein ("Securities"), may be issued in one or more Series, which different Series may be issued in such aggregate principal amounts and on such terms (including, but not limited to, terms relating to interest rate or rates, provisions for determining such interest rate or rates and adjustments thereto, maturity, redemption (optional and mandatory), covenants and Events of Default) as may be provided in the officers' certificates or supplemental indentures relating to the several Series.

     The notes which were exchanged for the Securities contained a special mandatory redemption provision which no longer has any effect and the Company will not be required to redeem the Securities pursuant to such provision.

     The Securities are subject to redemption upon not less than 30 nor more than 60 days notice by mail, in whole or in part, at the option of the Company at any time at a redemption price equal to the greater of (i) 100% of the principal amount of such Securities plus accrued and unpaid interest to the redemption date or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points plus accrued and unpaid interest thereon to the redemption date.

     "Treasury Rate" means, with respect to any redemption date, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate shall be calculated on the third Business Day preceding the redemption date.

     "Business Day" means any calendar day that is not a Saturday, Sunday or legal holiday in New York, New York and on which commercial banks are open for business in New York, New York.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term ("Remaining Life") of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

     "Comparable Treasury Price" means, with respect to any redemption date, (A) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations.

     "Independent Investment Banker" means Merrill Lynch, Pierce, Fenner & Smith Incorporated or if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee.

     "Reference Treasury Dealer" means (i) each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated and two other primary U.S. Government securities dealers in New York City (each, a "Primary Treasury Dealer") and their respective successors, provided, however, that if any of the foregoing shall cease to be a

Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer and (ii) any other Primary Treasury Dealer selected by the Company.

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such redemption date.

     If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture. The Indenture provides that the Trustee or Holders of at least 25% in principal amount of the Securities of the applicable series may declare the applicable series to be immediately due and payable. However, upon certain conditions such declarations may be annulled and past defaults may be waived.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities affected thereby, voting as a single class (which may include the Securities), at the time outstanding. The Indenture also contains provisions permitting the Company and the Trustee to amend certain provisions of the Indenture without the consent of the Holders of the Securities.

     No reference herein to the Indenture or the Officers' Certificate and no provision of this Note or of the Indenture or the Officers' Certificate shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places and rates, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Securities Register upon surrender of this Security for registration of transfer at the agency of the Company provided for that purpose duly endorsed by, or accompanied by a written instrument of transfer in substantially the form accompanying this Security duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations set forth therein and on the face of this Security, the Securities are ex-changeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer tax or similar governmental charge payable upon exchanges pursuant to the Indenture in which case such transfer taxes or similar governmental charges shall be paid by the Company).

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture or the Officers' Certificate shall have the meanings assigned to them therein.

     Customary abbreviations may be used in the name of a Security holder or any assignee, such as: TEN COM (= tenants in common), TEN ENT(= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (Uniform Gifts to Minors
Act).

     The Company will furnish to any Holder of record of a Security, upon written request, without charge, a copy of the Indenture. Requests may be made to: Vice President and Assistant Treasurer, Burlington Resources Finance Company, c/o Burlington Resources Canada Ltd., Suite 3700, 250-6th Avenue, S.W., Calgary, Alberta T2P 3H7, telephone: (403) 260-8000.

                                 ASSIGNMENT FORM


     If you the Holder want to assign this Security, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Security to:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Print or type name, address and zip code and social security or tax ID number of assignees)

and irrevocably appoint_________________________________________________________
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated:                               Signed:
      ------------------------------        ------------------------------------

                                            ------------------------------------
                                            (Sign exactly as name appears on the
                                            other side of the Security)

Signature Guarantee:
                    ------------------------------------------------------------

     NOTICE: Signature(s) must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                    GUARANTEE


     The undersigned Guarantor (capitalized terms used herein have the meanings given such terms in the Indenture referred to in the Security upon which this notation is endorsed) hereby unconditionally guarantees (such guarantee being referred to herein as the "Guarantee") the due and punctual payment of the principal of, premium, if any, and interest on the 6.50% Exchange Notes due December 1, 2011 (the "Securities") which this Guarantee accompanies, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal, premium and interest on the Securities, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee, all in accordance with the terms set forth in Article Two of the Guarantee Agreement.

     This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

     This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

     This Guarantee is subject to release upon the terms set forth in the Guarantee Agreement.

                                    BURLINGTON RESOURCES INC.

                           By:
                                  ----------------------------------------------
                                  Name:
                                  Title:

                                                                       Exhibit A


     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED EITHER IN THE INDENTURE OR HEREIN AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY.

     UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY
NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

Cusip No.


                      BURLINGTON RESOURCES FINANCE COMPANY
                                   7.40% NOTES
                              DUE DECEMBER 1, 2031


  Rate of Interest            Maturity Date           Original Issue Date
  ----------------            -------------           -------------------
       7.40%                 December 1, 2031                      , 2002

No. 001                                                      $

     Burlington Resources Finance Company, an unlimited liability company organized and existing under the laws of Nova Scotia, Canada (herein called the "Company"), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $ on the Maturity Date shown above, and to pay interest thereon, at the annual rate of interest shown above, from the Original Issue Date shown above or from the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for, payable semiannually on June 1 and December 1 of each year and at maturity (an "Interest Payment Date"), commencing on the first such date after the Original Issue Date shown above. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date or within five days thereafter will, as provided in the Indenture, be paid to the person in whose name this Security is registered at the close of business on the Record Date for any such Interest Payment Date, which shall be the May 15 or November 15 next preceding the applicable Interest Payment Date (whether or not a Business Day). Any such interest not so punctually paid or duly provided for, and any interest payable on such defaulted interest (to the extent lawful), will forthwith cease to be payable to the Holder on such Record Date and shall be paid to the person in whose name this Security is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities not less than ten days prior to such special record date. Payment of the principal of (and premium, if any) and interest on this Security will be made at the office of the Trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, payment of any installment of interest may be made by check mailed to the address of the person entitled thereto as such ad-dress shall appear in the Securities Register or by wire transfer to an account maintained by the person entitled thereto as specified in the Securities Register, provided that such person shall have given the Trustee appropriate and timely written wire instructions.

     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

     IN WITNESS WHEREOF, Burlington Resources Finance Company has caused this instrument to be executed in its corporate name by the facsimile signature of its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.


                                     BURLINGTON RESOURCES FINANCE COMPANY

                            By:
                                   ---------------------------------------------
                                   Name:    Daniel D. Hawk
                                   Title:   Vice President and Treasurer


ATTEST:


By:
       --------------------------------------------
       Name:    Anne Vaughan
       Title:   Assistant Secretary


DATED:                  , 2002

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


     This is one of the 7.40% Exchange Notes due December 1, 2031 issued pursuant to the within-mentioned Indenture.

                                 CITIBANK, N.A.,
                                 as Trustee

                        By:
                               -------------------------------------------------
                               Authorized Signatory
                               Dated:

                      BURLINGTON RESOURCES FINANCE COMPANY
                                   7.40% NOTES
                              DUE DECEMBER 1, 2031


     This Security is one of a duly authorized issue of Securities of the Company (which term includes any successor Person under the Indenture herein referred to) designated as its 7.40% Exchange Notes due December 1, 2031, issued or to be issued pursuant to an Indenture, dated as of February 12, 2001 (the "Indenture"), between the Company and Citibank N.A., as Trustee (the "Trustee," which term includes any successor trustee under the Indenture). The Securities shall be fully and unconditionally guaranteed by Burlington Resources Inc., a Delaware corporation (the "Guarantor"), pursuant to a Guarantee Agreement dated as of February 12, 2001 by the Guarantor in favor of the holders of Securities. The terms of this Security include those stated in the Indenture and in the Officers' Certificate issued thereunder and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect on the date of the Indenture. Reference is hereby made to the Indenture and the applicable officers' certificate issued thereunder for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which the Securities are, and are to be, authenticated and delivered.

     The Securities are a series of Securities issued or to be issued by the Company under the Indenture, and this Series is unlimited in aggregate principal amount. As of the Original Issue Date, $ principal amount of Notes of this Series will be issued. The Indenture provides that the Securities of the Company referred to therein ("Securities"), may be issued in one or more Series, which different Series may be issued in such aggregate principal amounts and on such terms (including, but not limited to, terms relating to interest rate or rates, provisions for determining such interest rate or rates and adjustments thereto, maturity, redemption (optional and mandatory), covenants and Events of Default) as may be provided in the officers' certificates or supplemental indentures relating to the several Series.

     The notes which were exchanged for the Securities contained a special mandatory redemption provision which no longer has any effect and the Company will not be required to redeem the Securities pursuant to such provision.

     The Securities are subject to redemption upon not less than 30 nor more than 60 days notice by mail, in whole or in part, at the option of the Company at any time at a redemption price equal to the greater of (i) 100% of the principal amount of such Securities plus accrued and unpaid interest to the redemption date or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points plus accrued and unpaid interest thereon to the redemption date.

     "Treasury Rate" means, with respect to any redemption date, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate shall be calculated on the third Business Day preceding the redemption date.

     "Business Day" means any calendar day that is not a Saturday, Sunday or legal holiday in New York, New York and on which commercial banks are open for business in New York, New York.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term ("Remaining Life") of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

     "Comparable Treasury Price" means, with respect to any redemption date, (A) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations.

     "Independent Investment Banker" means Merrill Lynch, Pierce, Fenner & Smith Incorporated or if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee.

     "Reference Treasury Dealer" means (i) each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated and two other primary U.S. Government securities dealers in New York City (each, a "Primary Treasury Dealer") and their respective successors, provided, however, that if any of the foregoing shall cease to be a

Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer and (ii) any other Primary Treasury Dealer selected by the Company.

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such redemption date.

     If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture. The Indenture provides that the Trustee or Holders of at least 25% in principal amount of the Securities of the applicable series may declare the applicable series to be immediately due and payable. However, upon certain conditions such declarations may be annulled and past defaults may be waived.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities affected thereby, voting as a single class (which may include the Securities), at the time outstanding. The Indenture also contains provisions permitting the Company and the Trustee to amend certain provisions of the Indenture without the consent of the Holders of the Securities.

     No reference herein to the Indenture or the Officers' Certificate and no provision of this Note or of the Indenture or the Officers' Certificate shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places and rates, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Securities Register upon surrender of this Security for registration of transfer at the agency of the Company provided for that purpose duly endorsed by, or accompanied by a written instrument of transfer in substantially the form accompanying this Security duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations set forth therein and on the face of this Security, the Securities are ex-changeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer tax or similar governmental charge payable upon exchanges pursuant to the Indenture in which case such transfer taxes or similar governmental charges shall be paid by the Company).

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture or the Officers' Certificate shall have the meanings assigned to them therein.

     Customary abbreviations may be used in the name of a Security holder or any assignee, such as: TEN COM (= tenants in common), TEN ENT(= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (Uniform Gifts to Minors
Act).

     The Company will furnish to any Holder of record of a Security, upon written request, without charge, a copy of the Indenture. Requests may be made to: Vice President and Assistant Treasurer, Burlington Resources Finance Company, c/o Burlington Resources Canada Ltd., Suite 3700, 250-6th Avenue, S.W., Calgary, Alberta T2P 3H7, telephone: (403) 260-8000.

                                 ASSIGNMENT FORM


     If you the Holder want to assign this Security, fill in the form below and have your signature guaranteed:

I or we assign and transfer this Security to:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Print or type name, address and zip code and social security or tax ID number of assignees)

and irrevocably appoint_________________________________________________________
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated:                               Signed:
      ------------------------------        ------------------------------------

                                            ------------------------------------
                                            (Sign exactly as name appears on the
                                            other side of the Security)

Signature Guarantee:
                    ------------------------------------------------------------

     NOTICE: Signature(s) must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                    GUARANTEE


     The undersigned Guarantor (capitalized terms used herein have the meanings given such terms in the Indenture referred to in the Security upon which this notation is endorsed) hereby unconditionally guarantees (such guarantee being referred to herein as the "Guarantee") the due and punctual payment of the principal of, premium, if any, and interest on the 7.40% Exchange Notes due December 1, 2031 (the "Securities") which this Guarantee accompanies, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal, premium and interest on the Securities, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee, all in accordance with the terms set forth in Article Two of the Guarantee Agreement.

     This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

     This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

     This Guarantee is subject to release upon the terms set forth in the Guarantee Agreement.

                                  BURLINGTON RESOURCES INC.

                         By:
                                ------------------------------------------------
                                Name:
                                Title: